Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annually Report of SATIVUS TECH CORP. (the “Company”) on Form 10-K for the year ending December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Uri Ben-Or, Chief Financial Officer (Principal Financial Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Annually Report on Form 10-K for the year ending December 31, 2024, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K for the year ending December 31, 2024, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2025	By:	/s/ Uri Ben-Or
Uri Ben-Or
Chief Financial Officer SATIVUS TECH CORP.